Exhibit 10.1

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Triple asterisks denote omissions.

EIGHTH AMENDMENT TO
SECOND AMENDED AND RESTATED DISTRIBUTION AGREEMENT

This Eighth Amendment to Second Amended and Restated Distribution Agreement (this “Amendment”) is between The Medicines Company, a Delaware corporation with offices at 8 Sylvan Way, Parsippany, NJ 07054 (“MDCO”), and Integrated Commercialization Solutions, Inc., a California corporation with offices at 3101 Gaylord Parkway, Frisco, TX 75034 (“Distributor”). This Amendment is effective as of April 1, 2016 (the “Amendment Effective Date”). MDCO and Distributor shall, at times throughout this Amendment, be referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

A.
MDCO and Distributor are parties to a Second Amended and Restated Distribution Agreement effective as of October 1, 2010, as amended by the First Amendment dated July 1, 2011, the Second Amendment dated September 1, 2011, the Third Amendment dated April 23, 2012, the Fourth Amendment dated April 29, 2013, the Fifth Amendment dated September 12, 2013, the Sixth Amendment dated March 1, 2014, and the Seventh Amendment dated March 5, 2015 (as amended, the “Agreement”);

B.	Under the Agreement, among other things, MDCO engaged Distributor to perform distribution services for certain of MDCO’s pharmaceutical products; and

C.	The Parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.
Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.	Exhibit B. The Parties agree that Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Exhibit B.

3.	Exhibit D. The Parties agree that Exhibit D to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Exhibit D.

4.
No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force, nothing in the Amendment modifies any term or provision in the Agreement or the Continuing Guaranty.

5.
Prior Eighth Amendment Null and Void. The parties acknowledge and agree that the Eighth Amendment to Second Amended and Restated Distribution Agreement dated April 1, 2016 and fully executed by the parties on April 6, 2016 (“Void Amendment”), shall be null and void and of no further effect. This Amendment shall replace and supersede the Void Amendment in its entirety.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

INTEGRATED COMMERCIALIZATION SOLUTIONS, INC.		THE MEDICINES COMPANY
By:	/s/ Peter Belden_____________	By:	/s/ Brian S. Carothers_________
Name:	__ Peter Belden ____________	Name:	___ Brian S. Carothers _______
Title:	___President_______________	Title:	_VP Global Supply Chain/Product Development_______________

REVISED EXHIBIT B
Product List
Products marked with an “**” will be removed from Exhibit B and the Agreement effective June 1, 2016, or such other effective date provided by MCDO to Distributor in writing.

Product Name:                ANGIOMAX® (bivalirudin) for Injection

NDC#:	65293-001-01

Drug Type:	RX

Sellable Package Size:	Carton (10 single use vials)

Dosage Form:	250mg vial

Current WAC Price*:	$[***] per Carton, (*which may change from time to time at MDCO’s sole discretion)

Case Pack Size	Thirty (30) Cartons

Shipping and Storage Requirements:	20 to 25°C

Product Name:	ANGIOMAX® (bivalirudin) Nova Plus for Injection

NDC#:	65293-004-22

Drug Type:	RX

Sellable Package Size:	Carton (10 single use vials)

Dosage Form:	250mg vial

Current WAC Price*:	$[***] per Carton, (*which may change from time to time at MDCO’s sole discretion)

Case Pack Size	Thirty (30) Cartons

Shipping and Storage Requirements:	20 to 25°C

Product Name:	ARGATROBAN for Injection

NDC:	42367020384

Drug Type:	RX

Sellable Package Size:	Carton (10 single use vials)

Dosage Form:	50mg vial

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)

Case Pack Size:	Four (4) Cartons

Shipping and Storage Condition:	20 to 25°C

Product Name:	ARGATROBAN Prem ProRx

NDC:	42367020284

Drug Type:	RX

Sellable Package Size:	Carton (10 single use vials)

Dosage Form:	50 mL

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)

Case Pack Size:	Four (4) Cartons

Shipping and Storage Condition:	20 to 25°C

Product Name:	Cleviprex® (clevidipine) Injectable Emulsion

NDC:	65293-005-11

Drug Type:	RX

Sellable Package Size:	Carton (10 single use vials)

Dosage Form:	50mg vial

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)

Case Pack Size:	Six (6) Cartons

Shipping and Storage Condition:	2 to 8°C

Product Name:	Cleviprex® (clevidipine) Injectable Emulsion

NDC:	65293-005-55

Drug Type:	RX

Sellable Package Size:	Carton (10 single use vials)

Dosage Form:	25mg vial

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)

Case Pack Size:	Twelve (12) Cartons

Shipping and Storage Condition:	2 to 8°C

Product Name:            Kengreal
NDC:                    65293000310
Drug Type:                RX

Sellable Package Size:	Carton (10 single use vials)
Dosage form:                50mg vial

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size:            Thirty (30) Cartons
Shipping and Storage Conditions:     20 to 25°C

Product Name:            Minocin IV 100 mg Inj
NDC:                    65293001410
Drug Type:                RX
Sellable Package Size:        Carton (10 single use vials)
Dosage form:                100mg vial

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size:            Twelve (12) Cartons
Shipping and Storage Conditions:     20 to 25°C

Product Name:            Orbactiv
NDC:                    65293001503
Drug Type:                RX
Sellable Package Size:        Carton (3 single use vials)
Dosage form:                400 mg vial

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size:            Thirty (30) Cartons
Shipping and Storage Conditions:     20 to 25°C

Product Name:            Recothrom 5,000 **
NDC:                    65293000641
Drug Type:                RX
Sellable Package Size:        Carton
Dosage form:                5,000 IU

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size:            Twelve (12) Cartons
Shipping and Storage Conditions:     20 to 25°C storage, 2 to 8°C shipping

Product Name:            Recothrom 20,000 **
NDC:                    65293000741
Drug Type:                RX
Sellable Package Size:        Carton
Dosage form:                20,000 IU

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size:            Six (6) Cartons
Shipping and Storage Conditions:     20 to 25°C storage, 2 to 8°C shipping

Product Name:            Recothrom 20,000 with Spray Applicator **
NDC:                    65293000750
Drug Type:                RX
Sellable Package Size:        Carton
Dosage form:                20,000 IU

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size:            Six (6) Cartons
Shipping and Storage Conditions:     20 to 25°C storage, 2 to 8°C shipping

Product Name:            Recothrom Spray Applicator **
Product Code:                70017
Drug Type:                RX Device
Sellable Package Size:        Carton
Dosage form:                N/A

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size:            Six (6) Cartons
Shipping and Storage Conditions:     20 to 25°C

Product Name:            PreveLeak **
Product Code:                9004
Drug Type:                RX Device
Sellable Package Size:        Carton
Dosage form:                N/A

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size:            Twenty two (22) Cartons

Shipping and Storage Conditions:     2 to 8°C

REVISED EXHIBIT D
Fee Schedule effective April 1, 2016

Services                                        Fee

A.    Marketing, Sales, Customer Service and Distribution

Fees include the following for the below Products            [***]% of WAC

•	Warehousing Management and Inventory Administration

•	Customer Service / Order Entry

•	Marketing and Distribution Services

•	Invoicing and Accounts Receivable Management

•	Direct Account Set Up

•	Information Technology

Angiomax, Argatroban, Cleviprex, Kengreal, Minocin IV, Orbactiv

Fees include the following for Recothrom and PreveLeak*        Percent of WAC below

•	Warehousing Management and Inventory Administration

•	Customer Service / Order Entry

•	Marketing and Distribution Services

•	Invoicing and Accounts Receivable Management

•	Direct Account Set Up

•	Information Technology

Wholesaler Stocking                            [***]% of WAC
Recothrom and PreveLeak

Drop-Ship/Direct                             [***]% of WAC
Recothrom and PreveLeak

*The parties acknowledge that Recothrom and PreveLeak will be removed from the Agreement effective June 1, 2016, or such other effective date provided by MCDO to Distributor in writing, and these fees will be removed from the Agreement on such effective date.

B.     Contract Pricing (provided in Section 5.4)

MDCO will reimburse Distributor monthly for any MDCO Contract sales administered as a direct price (anything less than current WAC of the product) at time of sale. Reimbursement amount to Distributor is current WAC at time of contract sales minus contract price.

Any direct pricing will be provided by MDCO to Distributor.

C.     Pricing Actions

Distributor shall realize no benefit or penalty from pricing actions. In the event of a price increase on the Products, Distributor shall deduct the difference in value of the Products held in Distributor inventory held on the day prior to the price increase. For example, the day prior to the price increase the value of the products is $1,000,000 and a 6% price increase raises the value of the same inventory to $1,060,000 on the same number of units of Products. Distributor shall deduct the difference, $60,000, from the next Service Fee.

In the event of a price decrease on the Products, Distributor shall add the difference in value of the Products held on the Distributor inventory held on the day prior to the price decrease. For example, the day prior to the price decrease the value of the products is $1,000,000 and a 6% price decrease lowers the value of the same inventory to $940,000 on the same number of units of Products. Distributor shall add the difference, $60,000, to the next Service Fee.

D.     Storage Fees

Effective October 1, 2014, Distributor will charge a monthly storage fee of $[***]. On a quarterly basis this fee will go through a true-up process against actual storage fees incurred.

E.     Reimbursement [***]

MCDO will reimburse Distributor for any [***] product in the event that the manufacturer of [***] product [***].